                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2006
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                               SL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

        New Jersey                  1-4987                    21-0682685
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(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)              Identification No.)

   520 Fellowship Road, Suite A114, Mount Laurel, New Jersey      08054
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          (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (856) 727-1500
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|  Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

               Effective  as of October 31, 2006,  pursuant to a Stock  Purchase
Agreement (the "Stock Purchase  Agreement")  dated as of October 31, 2006 by and among SL Industries,  Inc., a New Jersey corporation (the "Purchaser"),  Norbert
D. Miller,  Revocable Living Trust of Fred A. Lewis and Margaret Lange-Lewis U/A
Dated January 28, 1993, as Amended and Restated as of October 31, 2001,  and the
Einhorn Family Foundation (collectively, the "Sellers"), Purchaser acquired from the Sellers 100% of the outstanding common stock, par value $1.00 per share (the
"Shares"),  of MTE  Corporation,  a  Wisconsin  corporation  ("MTE").  The total consideration  the Purchaser  paid for the Shares was  $15,503,000  in cash (the
"Purchase Price").

               MTE  designs  and  manufactures  power  quality   electromagnetic
products used to protect  equipment  from power  surges,  bring  harmonics  into compliance  and improve the  efficiency of variable  speed motor  drives.  MTE's product lines include:  three-phase AC reactors,  DC link chokes and a series of harmonic,  RFI/EMI and motor  protection  filters.  These products are typically used in industrial  plants and commercial  buildings where  non-linear loads and attendant harmonics produced by these loads are present.

               Funds for payment of the  Purchase  Price by the  Purchaser  were obtained pursuant to an existing revolving credit facility of Purchaser.

               The  Purchaser  and  its  affiliates,  on the one  hand,  and the
Sellers  and their  respective  affiliates,  on the other  hand,  have no common officers, directors or control persons.

               A copy of the  press  release  relating  to this  transaction  is attached hereto as EXHIBIT 99.1 and is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

     (a)       FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.  In accordance  with
               Item  9.01(a)  of Form  8-K,  the  financial  statements  for MTE required pursuant to Regulation S-X will be filed by amendment to this Form 8-K on or before January 15, 2007.

     (b)       PRO FORMA FINANCIAL INFORMATION.  In accordance with Item 9.01(b)
               of  Form  8-K,  the  pro  forma  financial  information  required pursuant to  Regulation  S-X will be filed by  amendment  to this
               Form 8-K on or before January 15, 2007.

     (d)       Exhibit No.           Description
               -----------           -----------

                     99.1 Press release, dated November 1, 2006.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SL INDUSTRIES, INC.
                                            (Registrant)

Date: November 6, 2006
                               By:    /s/ David R. Nuzzo
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                               Name:  David R. Nuzzo
                               Title: Vice President and Chief Financial Officer